                                                                     Exhibit 4.1

          COMMON STOCK

                                             THIS CERTIFICATE IS TRANSFERABLE IN
                                                KANSAS CITY, MO AND NEW YORK, NY

----------                                                        -------------

   NUMBER          [LOGO](R) Tower Tech, Inc.                        SHARES

----------                                                        -------------

        INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA  CUSIP 891864 20 9
                                             See reverse for certain definitions

        THIS CERTIFIES THAT






        IS THE OWNER OF

                FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01, OF Tower Tech, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation, as amended or restated (copies of which are on file with the Corporation and the Transfer Agent), or as the same may be amended or restated hereafter, to all of which the holder hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:                                                          /s/ [ILLEGIBLE]
                                                                             PRESIDENT AND
                                                                        CHIEF EXECUTIVE OFFICER

        COUNTERSIGNED AND REGISTERED                                     [SEAL]
                        UMB BANK, NA.
                     (KANSAS CITY, MISSOURI)
                                                Transfer Agent
                                                and Registrar
        By:                                                             /S/ [ILLEGIBLE]
                                                                             TREASURER AND
                                                                        CHIEF FINANCIAL OFFICER
                                                Authorized Signature

                                Tower Tech, Inc.

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF THE PREFERENCES OR RIGHTS. SUCH REQUESTS SHALL BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL OFFICE OF THE CORPORATION.

         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

         The following abbreviations, when used in the inscription on the face of this Certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                UNIF GIFT MIN ACT________Custodian_________________
TEN ENT - as tenants by the entireties                          (Cust)                  (Minor)
JT TEN  - as joint tenants with right of                       under Uniform Gifts to Minors
          survivorship and not as tenants                      Act________________________________
          in common                                                          (State)


                                              UNIF TRF MIN ACT______Custodian (until age ________)
                                                              (Cust)
                                                              ___________under Uniform Transfers
                                                                 (Minor)
                                                              to Minors Act _____________________
                                                                                    (State)

     Additional abbreviations may also be used though not in the above list.

For value received, _______________________ hereby sell, assign and transfer unto


   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------
________________________________________________________________________________

________________________________________________________________________________
    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
                                    ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated___________________


                                       ________________________________________
                                       Signature

                                       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

                                       (All signatures must be guaranteed by a
                                       member of a national securities exchange or of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company located in the United States)